Scheduled Maturities for Total Time Deposits (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR
Due to mature in the fiscal year ending March 31
2014	$ 22,564.0	1,230,190.8	1,001,480.1
2015	3,214.0	175,228.5
2016	932.6	50,842.4
2017	480.2	26,176.8
2018	1,273.4	69,427.1
Thereafter	78.8	4,296.6
Total	$ 28,543.0	1,556,162.2	1,272,083.3